UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2021

MAPTELLIGENT, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-218746	88-0203182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2831 St. Rose Parkway, Suite # 297 Henderson, NV 89052 (Address of principal executive offices) (zip code)

561-926-3083 (Registrant’s telephone number, including area code)

Copies to: Joseph Cosio-Barron 2831 St. Rose Parkway, Suite # 297 Henderson, NV 89052 415-990-8141 Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 16, 2021 and effective January 26, 2021, Maptelligent, Inc., a Nevada corporation (the "Company") entered into a Mutual Agreement and General Release of All Claims (the "Agreement") with Michael Mason, Wayne Bailey and Joseph Cosio-Barron (together with Mason and Bailey, the "Releasors"). On April 13, 2020, the Company, under its former name, as Vegas Xpress, Inc., entered into an Asset Purchase Agreement with GEOcommand, Inc. ("GEOcommand") to acquire certain assets of GEOcommand (the "APA"). The APA included the certain existing debt of GEOcommand owed to each of the Releasors in the amount of $327,415.58 (the “Existing Debt”). Under the Agreement, the Company agrees to pay 409,271 shares of the Company’s common stock, par value $0.00001 to the Releasors, collectively, in exchange for the Releasers’ release of the Existing Debt. Additionally, the Company and Releasors agreed to waive and dissolve any past due accrued salary expense owed to the Releasors that occurred after December 31, 2018.

The foregoing description of the Agreement, does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement by a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The issuance of the securities set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the securities is an accredited investor.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1*	Mutual Agreement and General Release of All Claims, dated January 16, 2021, by and between Michael Mason, Wayne Baily and Joseph Casio-Barron.

_______

* Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maptelligent Inc.

Date: January 27, 2021	By:	/s/ Albert Koenigsberg
	Name:	Albert Koenigsberg
	Title:	Chief Executive Officer

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